UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2004 (August 5, 2004)

CORNELL COMPANIES, INC.

Exact Name of Registrant as Specified in its Charter

Delaware	1-14472	76-0433642
State of Incorporation or Organization	Commission File Number	I.R.S. Employer Identification No.

1700 West Loop South, Suite 1500 Houston, Texas	77027
Address of Principal Executive Offices	(Zip Code)

(713) 623-0790
Registrant’s telephone number, including area code

INFORMATION TO BE INCLUDED IN REPORT

Item 7.              Financial Statements and Exhibits

(c)                  Exhibits

99.1               August 5, 2004 Transcript of Second Quarter Earnings Release Conference Call and Reconciliation of Non-GAAP Financial Measures to GAAP.

Item 12.         Results of Operations and Financial Condition.

On August 5, 2004,  Cornell Companies, Inc., a Delaware corporation, held a conference call announcing its financial results for the second quarter ended June 30, 2004. A transcript of the conference call is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. Certain non-GAAP measures also are set forth in Exhibit 99.1. A non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Registrant believes that these non-GAAP measures assist both the Company and its investors in understanding operating trends. Management uses these measures internally to evaluate its operating performance and the measures are used for planning and forecasting of future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The disclosure in Exhibit 99.1 allows investors to reconcile the non-GAAP measures to GAAP. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended  (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2004

CORNELL COMPANIES, INC.

	By:	/s/ John Nieser
	Name:	John Nieser
	Title:	Treasurer and Acting Chief Financial Officer

Exhibit Index

Introductory Note: The following exhibit is furnished pursuant to Item 12 of Form 8-K and is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Exhibit Number	Description

99.1	August 5, 2004 Transcript of Second Quarter Earnings Release Conference Call and Reconciliation of Non-GAAP Financial Measures to GAAP.